UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 31, 2016 (October 29, 2016)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2016, 9952110 Canada Inc. (the “Purchaser”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), entered into a share purchase agreement (the “Share Purchase Agreement”) with Suncor Energy Inc. (the “Seller”) to acquire 100% of the outstanding capital stock of Petro-Canada Lubricants Inc. (“Petro-Canada”), for cash consideration of CAD $1.125 billion (or approximately $845 million based on the exchange rate at time of signing) (the “Acquisition”). In connection with the closing of the Acquisition, Petro-Canada and the Purchaser will enter into various commercial and lease agreements with the Seller.

The purchase price for the Acquisition is subject to customary adjustments at closing for working capital of Petro-Canada, including hydrocarbon inventory, as provided in the Share Purchase Agreement. The Acquisition is expected to close in the first quarter of 2017, subject to the receipt of certain regulatory approvals, including the expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (‘‘HSR’’) and approval under the Competition Act (Canada) and the Investment Canada Act. The Share Purchase Agreement provides for customary representations, warranties and covenants, and provides for the payment of fees by the Purchaser to the Seller upon the termination of the Share Purchase Agreement under certain circumstances, including failure to obtain certain regulatory approvals.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Share Purchase Agreement and is qualified in its entirety by reference to the Share Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference into this Item 1.01.

The Share Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about HollyFrontier, in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Share Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Share Purchase Agreement and solely for the benefit of the parties to the Share Purchase Agreement, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Share Purchase Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Share Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or may have been used for purposes of allocating risk among the parties to the Share Purchase Agreement rather than establishing matters as facts.

Item 7.01 Regulation FD Disclosure.

On October 31, 2016, HollyFrontier issued a press release announcing the Acquisition and an investor presentation related to the Acquisition, copies of which are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HollyFrontier pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of October 29, 2016, by and between Suncor Energy Inc. and 9952110 Canada Inc.*

99.1	Press release of HollyFrontier issued October 31, 2016.

99.2	Presentation for Investor Conference Call held by HollyFrontier on October 31, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

Forward-Looking Statements.

The statements contained herein relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on HollyFrontier’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although HollyFrontier believes that such expectations reflected in such forward-looking statements are reasonable, HollyFrontier cannot give assurance that such expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to:

•	failure of HollyFrontier to successfully close the transaction with the Seller;

•	failure to receive required governmental approvals to close the transaction;

•	inability to successfully integrate Petro-Canada’s business with HollyFrontier;

•	the demand for refined petroleum products and lubricant products in markets HollyFrontier and Petro-Canada serve;

•	the availability and cost of additional debt and equity financing;

•	the possibility of reductions in production or shutdowns at HollyFrontier refineries;

•	the effects of current and future government regulations and policies;

•	HollyFrontier’s operational efficiency in carrying out routine operations and capital construction projects;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operations and legal risks and uncertainties detailed from time to time in HollyFrontier’s Securities and Exchange Commission filings.

The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
	Name:	Douglas S. Aron
	Title:	Executive Vice President and Chief Financial Officer

Date: October 31, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of October 29, 2016, by and between Suncor Energy Inc. and 9952110 Canada Inc.*

99.1	Press release of HollyFrontier issued October 31, 2016.

99.2	Presentation for Investor Conference Call held by HollyFrontier on October 31, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.